Rule 497 Document

On behalf of the TIAA-CREF Lifecycle Funds and the TIAA-CREF Lifecycle Index Funds (each, a series of TIAA-CREF Funds and collectively, the “Funds”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing information in interactive data format. The interactive data files included as an exhibit to this filing relate to the prospectus supplements filed with the Securities and Exchange Commission on behalf of the Funds pursuant to Rule 497(e) on January 20, 2016 (Accession No. 0000930413-16-005004), which is incorporated by reference into this Rule 497 Document.

EXHIBIT LIST

101.	INS XBRL Instance Document
101.	SCH XBRL Taxonomy Extension Schema
101.	DEF XBRL Taxonomy Extension Definition Linkbase
101.	LAB XBRL Taxonomy Extension Label Linkbase
101.	PRE XBRL Taxonomy Extension Presentation Linkbase